UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 2, 2005

                          THE SPORTS CLUB COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                   95-4479735
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     ---------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))




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Section 1    -   Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

As previously disclosed, on June 2, 2005, the Company was notified by U.S. Bank, Trustee for the holders of the Company's 11 3/8% Senior Secured Notes due in March 2006, that the Company was in default under Section 4.3 of the Indenture dated April 1, 1999 (the "Indenture"), since the Company had not yet filed its Form 10-K for the year ended December 31, 2004.

On August 2, 2005, the Company amended the Indenture, effective as of July 21, 2005, by entering into the Fifth Supplemental Indenture. The only material changes to the arrangement were:

(i) the extension of the date for the negotiation and delivery of definitive transaction documents in connection with the previously announced sale of certain of the Company's assets to a principal shareholder without triggering the change of control provisions of the Indenture from June 30 to December 31, 2005;

(ii) waiver of Defaults under Sections 4.3 and 4.4 of the Indenture and Section 314 of the Trust Indenture Act, provided that the Company complete and file the 2004 Form 10-K, the First Quarter 2005 10-Q and the Second Quarter 2005 10-Q on or before September 30, 2005, respectively, and deliver to the Trustee the requisite Officers' Certificate, CPA Statement and Annual Opinion on or before September 30, 2005. Failure to meet the September 30, 2005 deadline shall constitute an Event Of Default as of October 1, 2005; and

(iii) in consideration of the Noteholders consent to the Fifth Supplemental Indenture and waiver of the Default the Company agreed to pay the Noteholders the aggregate sum of $250,000.

Other terms of the agreement remain the same.

The information set forth above is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is attached hereto as Exhibit 99.1 and incorporated, herein by reference.

Section 2    -   Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the amendment to the Indenture and the obligatory payment thereunder set forth above in Item 1.01 is incorporated herein by reference.



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Item 2.04 Triggering Events That Accelerate or Increase Financial Obligations or
an Obligation under an Off-Balance Sheet Arrangement.

The description of the amendment to the Indenture and the waiver of Default provided certain filing and delivery requirements are met by September 30, 2005 set forth above in Item 1.01 is incorporated herein by reference.

Section 9   -     Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

       (a)    Financial statements of business acquired. None.

       (b)    Pro form financial information. None

       (c)    Exhibits.
              99.1 Fifth Supplemental Indenture dated as of July 21, 2005


                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    August 5, 2005                     THE SPORTS CLUB COMPANY, INC.


                                              By:    /s/ Timothy M. O'Brien
                                                  -----------------------------
                                                         Timothy M. O'Brien
                                                         Chief Financial Officer




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                                                                   EXHIBIT 99.1
                          FIFTH SUPPLEMENTAL INDENTURE

                  This Supplemental Indenture (the "Fifth Supplemental Indenture") is made and entered into as of this 21st day of July, 2005, by and among The Sports Club Company, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors (as defined in the Indenture (defined below)), and U.S. Bank Trust National Association, a national banking association, now known as U.S. Bank National Association, as trustee (the "Trustee"), with reference to the following:

                  A. The Company, the Subsidiary Guarantors and the Trustee are parties to an Indenture dated as of April 1, 1999 (the "Indenture"), pursuant to which the Company issued $100,000,000 principal amount of its 11 3/8% Senior Secured Notes due 2006 (the "Notes"). The Notes are held by a number of Holders; the largest group of Holders consists of various funds and accounts managed by Post Advisory Group, LLC and its affiliates ("Post") and Canyon Capital Advisors LLC ("Canyon"). Funds and accounts managed by Post and Canyon own more than fifty percent (50%) of the aggregate principal amount of outstanding Notes.

                  B. The Company's Board of Directors approved the creation of a special committee (the "Special Committee") to investigate various strategic alternatives, including the possibility of a sale of certain assets of the Company to an affiliate of one of the Company's principal stockholders.

                  C. The Company and certain of the Company's principal stockholders have commenced negotiations on the terms and conditions under which the Company would sell certain of its sports fitness complexes to an affiliate of Millennium Partners, a principal stockholder of the Company ("Millennium"), for $65,000,000, subject to certain adjustments. As part of that transaction, the Company intends to tender for shares of its common stock held by stockholders other than its four principal stockholders and their affiliates (specifically, Millennium, Rex A. Licklider, D. Michael Talla and Kayne Anderson Capital Advisors L.P. [the "Principal Stockholders"]) at a price of $2.00 per share. Finally, as part of the foregoing transactions, the Company would refinance its facility in West Los Angeles and use the proceeds of the asset sale and refinancing to retire the Notes. The fairness of the asset sale and tender offer described in this Recital C (the "Proposed Transactions") would be evaluated by the Special Committee and its independent financial advisor, Barnett & Partners LLC.

                  D. In order to permit the Company, Millennium and the Principal Stockholders to engage in negotiations with respect to, and execute and deliver definitive documentation governing, the Proposed Transactions without arguably constituting a Change of Control (as defined in the Indenture), the Company wishes to amend the Indenture to modify the Change of Control provisions as they apply to the Proposed Transactions, and the Trustee is willing to amend the Indenture to allow for such modification and amendment, subject to the terms and conditions set forth in this Fifth Supplemental Indenture.

                  E. The Company has failed to timely file with the Commission, and furnish the Trustee and the Holders of the Notes with, the Company's Annual Report on Form 10-K for

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the fiscal year ended December 31, 2004 (the "2004 10-K"), and its Quarterly
Report on Form 10-Q for the quarter ended March 31, 2005 (the "First Quarter 2005 10-Q"), as required by Section 4.3 of the Indenture and applicable provisions of the Exchange Act, and will likely be unable to timely file its Quarterly Report Form 10-Q for the quarter ended June 30, 2005 (the "Second Quarter 2005 10-Q"). In addition, the Company has failed (a) to deliver to the Trustee the Officers' Certificate (the "Officers' Certificate") and the written statement of the Company's independent public accountants (the "CPA Statement") which must accompany the 2004 10-K as required by Sections 4.4(a) and 4.4(b), respectively, of the Indenture, and (b) the opinion of counsel required by
Section 11.1(d) of the Indenture (the "Annual Opinion").

                  F. Section 6.4 of the Indenture provides that, upon the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee, the Trustee may, on behalf of the Holders of all the Notes, waive any existing Default or Event of Default and its consequences under the Indenture. Further, pursuant to Section 9.2 of the Indenture, the Trustee, the Subsidiary Guarantors and the Company have the right to amend the Indenture as described in Recital D above if such amendment is approved or consented to by Holders of at least a majority of the principal amount of the Notes outstanding. Post and Canyon (which, through funds and accounts managed by them, hold more than 50% of the principal amount of outstanding Notes) are willing to waive such Defaults and Events of Default and consent to this Fifth Supplemental Indenture, subject to and upon the terms and conditions set forth herein.
                                A G R E E M E N T
                                -----------------
                  In consideration of the recitals, and the mutual covenants and agreements hereinafter set forth, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

                  1. Effect. This Fifth Supplemental Indenture (a) is supplemental to the Indenture, (b) is hereby deemed and construed as a part thereof for all purposes, and (c) shall be effective immediately upon its execution by the Trustee, the Company and the Subsidiary Guarantors.

                  2. Recitals; Definitions. The terms and conditions set forth in the Recitals shall be deemed a part of this Fifth Supplemental Indenture as if set forth in a numbered paragraph hereof. Unless otherwise defined herein, capitalized words or terms appearing in this Fifth Supplemental Indenture shall have the meanings given to them in the Indenture.

                  3. Term. The term of this Fifth Supplemental Indenture shall commence on the date hereof and shall terminate and expire as of 11:59 p.m., P.S.T., on December 31, 2005 (the "Term"). Upon the expiration of the Term, except for its application to events which occurred during the Term, this Fifth Supplemental Indenture shall be of no further force or effect, and the terms and provisions of the Indenture shall continue to apply as if this Fifth Supplemental Indenture were never effective.

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                  4. Modification of Change of Control Provision.

                  (a) Subject to the terms of subsection (b) hereof, the following events which may occur during the Term shall not be deemed to be a Change of Control under the Indenture: (i) any discussions, understandings or agreements by and among one or more of the Principal Stockholders relating to or in contemplation of the Proposed Transactions, whether or not such discussions, understandings or agreements involve other Persons or whether such Stockholders (including any such other Persons) file, or are required to file, with the Commission a Schedule 13D or 14D in connection therewith, (ii) the preparation and submission to the Company of a term sheet, letter of intent or other written proposal setting forth the terms and conditions under which one or more of the Principal Stockholders (or any Affiliates thereof) are prepared to consummate the Proposed Transactions, or (iii) the negotiation, execution and delivery of a definitive asset purchase agreement, tender offer documents and any and all other related agreements and instruments by the Company and/or one or more of the Principal Stockholders (or any Affiliates thereof) relating to the Proposed Transactions; provided that, this Section 4(a) shall not be effective if any such definitive asset purchase agreement, tender offer documents or related agreements or instruments contain any provision that would result in an adverse consequence to the Company in the event the Proposed Transactions are not consummated due to the failure of the Holders of the Notes to waive or modify the Change of Control provisions of the Indenture with respect to such Transaction.

                  (b) Anything in subsection 4(a) to the contrary notwithstanding, the Change of Control provisions of the Indenture shall not be deemed to be waived or modified with respect to the consummation of the Proposed Transactions or any aspect thereof. Without limiting the generality of the foregoing and for purposes of clarification, in the event the consummation of the Proposed Transactions or any aspect thereof constitutes a Change of Control under the Indenture, all of the provisions of the Indenture shall apply as if this Fifth Supplemental Indenture were not effective, including the obligation to make a Change of Control Offer pursuant to Section 4.14 of the Indenture.

                  5. Waiver of Defaults. The Company, the Trustee and the Subsidiary Guarantors hereby acknowledge and agree that the following proviso shall be added to Section 6.1(a)(iv) of the Indenture:

                  "provided however, that the failure of the Company to comply with Sections 4.3 and 4.4 hereof or Section 314 of the Trust Indenture Act as a result of the failure to (A) timely file with the Commission, and furnish the Trustee and the Holders of the Notes with, the 2004 10-K and First Quarter 2005 10-Q and the Second Quarter 2005 10-Q, or (B) deliver to the Trustee the Officers' Certificate, CPA Statement and Annual Opinion, respectively, in each case, prior to 11:59 p.m., P.S.T., on September 30, 2005 (the "Deadline"), shall not constitute an Event of Default; provided further, that any failure to comply with Sections 4.3 and 4.4 hereof or Section 314 of the Trust Indenture Act as a result of the failure to timely file with the Commission, and furnish the Trustee and the Holders of the Notes with, the 2004 10-K and the First Quarter and Second Quarter 10-Q's, respectively, and deliver to the Trustee the Officers'

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Certificate, CPA Statement and Annual Opinion on or before the Deadline shall constitute an Event of Default as of 12:00 a.m., P.D.T., on October 1, 2005."

                  6. Consent Fee. In consideration of the Holders of Notes consenting to the terms of this Fifth Supplemental Indenture and waiver of the Defaults described in Section 5 above, the Company shall pay to such Holders, as of the record date of July 12, 2005, the aggregate sum of $250,000, payable by wire transfer of same day funds to the account of the Trustee, for the benefit of all Holders pro rata among all such Holders in the ratio that the principal amount of Notes held by each Holder bears to the aggregate principal amount of all Notes outstanding on such record date. The foregoing consent payment shall be transmitted to the Trustee not later than 5:00 p.m., EDT, on July __, 2005. The Trustee shall provide wire transfer instructions to the Company as soon as reasonably practicable to facilitate the Company's timely payment of such fee.

                  7. No Other Changes. Except as expressly set forth in this Fifth Supplemental Indenture, the terms of the Indenture, as amended and supplemented prior to the date hereof, shall continue in full force and effect in accordance with its terms.

                  8. Miscellaneous. This Fifth Supplemental Indenture (together with the Indenture, as previously amended and supplemented) represents the entire agreement and understanding between the parties hereto with respect to this Fifth Supplemental Indenture and supersedes all prior and contemporaneous written and oral negotiations, discussions and agreements; shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, assigns and legal representatives; and may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Fifth Supplemental Indenture on the date first written above.

                                 "TRUSTEE"
                                 U.S. BANK NATIONAL
ASSOCIATION

                                 By:      _____/s/ R Prokosch____
                                 Name:    _____Richard Prokosch____
                                 Title:   _____Vice President____

                                 "COMPANY"
                                 THE SPORTS CLUB COMPANY, INC.

                                 By:      ______/s/ Timothy O'Brien____
                                 Name:    ______Timothy O'Brien____
                                 Title:   ______Chief Financial Officer____

                                 "SUBSIDIARY GUARANTORS"
                                 (see signature pages attached hereto)



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SCC DEVELOPMENT COMPANY                  LA/IRVINE SPORTS CLUBS, LTD.

                                         By:    Sports Club, Inc. of California,
                                                its General partner
By:     __/s/ Timothy O'Brien_________
Name:   Timothy O'Brien
Title:  Chief Financial Officer          By:     __/s/ Timothy O'Brien___
                                         Name:   Timothy O'Brien
                                         Title:  Chief Financial Officer
SCC NEVADA, INC.

                                         PONTIUS REALTY, INC.
By:     __/s/ Timothy O'Brien____
Name:   Timothy O'Brien
Title:  Chief Financial Officer          By:     _ /s/ Timothy O'Brien_____
                                         Name:   Timothy O'Brien
                                         Title:  Chief Financial Officer
HFA SERVICES, INC.


By:     __/s/ Timothy O'Brien______      SCC SPORTS CLUB, INC.
Name:   Timothy O'Brien
Title:  Chief Financial Officer
                                         By:     __/s/ Timothy O'Brien____
                                         Name:   Timothy O'Brien
IRVINE SPORTS CLUB, INC.                 Title:  Chief Financial Officer


By:     __/s/ Timothy O'Brien_____
Name:   Timothy O'Brien
Title:  Chief Financial Officer





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SEPULVEDA REALTY AND                     TVE, INC.
DEVELOPMENT COMPANY, INC.

                                         By:     __/s/ Timothy O'Brien________
By:     __/s/ Timothy O'Brien  _______   Name:   Timothy O'Brien
Name:   Timothy O'Brien                  Title:  Chief Financial Officer
Title:  Chief Financial Officer

                                         SCC CALIFORNIA, INC.
SF SPORTS CLUB, INC.

                                         By:     __/s/ Timothy O'Brien________
By:     __/s/ Timothy O'Brien ________   Name:   Timothy O'Brien
Name:   Timothy O'Brien                  Title:  Chief Financial Officer
Title:  Chief Financial Officer

                                         THE SPORTS CONNECTION HOLDING COMPANY
SCC REALTY COMPANY
                                         By:     __/s/ Timothy O'Brien________
                                         Name:   Timothy O'Brien
By:     __/s/ Timothy O'Brien ________   Title:  Chief Financial Officer
Name:   Timothy O'Brien
Title:  Chief Financial Officer
                                         THE SPORTSMED COMPANY, INC.

SPORTS CLUB, INC. OF CALIFORNIA
                                         By:     __/s/ Timothy O'Brien________
                                         Name:   Timothy O'Brien
By:     __/s/ Timothy O'Brien________    Title:  Chief Financial Officer
Name:   Timothy O'Brien
Title:  Chief Financial Officer
                                         WASHINGTON D.C. SPORTS CLUB, INC.

TALLA NEW YORK, INC.
                                         By:     __/s/ Timothy O'Brien________
                                         Name:   Timothy O'Brien
By:     __/s/ Timothy O'Brien________    Title:  Chief Financial Officer
Name:   Timothy O'Brien
Title:  Chief Financial Officer
                                         NY SPORTS CLUB, INC.

                                         By:     __/s/ Timothy O'Brien________
                                         Name:   Timothy O'Brien
                                         Title:  Chief Financial Officer



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